UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2024 (December 16, 2024)

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Easton Oval	Suite 500	Columbus	Ohio	43219
(Address of principal executive office)				(Zip code)

(814) 726-2140
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On December 16, 2024, Northwest Bancshares, Inc., a Maryland corporation (“Northwest”) and Penns Woods Bancorp, Inc., a Pennsylvania corporation (“Penns Woods”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for a business combination whereby Penns Woods will merge with and into Northwest (the “Merger”), with Northwest as the surviving corporation in the merger. Immediately after the effective time of the Merger (the “Effective Time”), or at such later time as Northwest determines, Penns Woods’ wholly-owned subsidiary banks, Luzerne Bank, a Pennsylvania-chartered state bank (“Luzerne Bank”) and Jersey Shore State Bank, a Pennsylvania-chartered state bank (“Jersey Shore State Bank”), will merge with and into Northwest Bank, a Pennsylvania-chartered savings bank and wholly-owned subsidiary of Northwest (“Northwest Bank”), with Northwest Bank as the surviving bank in the subsidiary bank mergers. The boards of directors of Northwest and Penns Woods have unanimously approved entry into the Merger Agreement and the transactions contemplated thereby.

Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, each share of Penns Woods’ common stock, $5.55 par value (“Penns Woods Common Stock”), issued and outstanding immediately prior to the Effective Time (except for Treasury Shares (as provided for in the Merger Agreement)), will be converted, in accordance with the procedures set forth in the Merger Agreement, into a right to receive 2.385 (the “Exchange Ratio”) shares of common stock, $0.01 par value, of Northwest (“Northwest Common Stock” and such consideration the “Merger Consideration”).

Under the terms and subject to the conditions of the Merger Agreement, Northwest agrees to fill the current vacancy on its Board of Directors (or otherwise expand its Board of Directors by one director and fill the resulting vacancy) with Penns Woods director, Richard A. Grafmyre, effective at the Effective Time and subject to Northwest’s standard corporate governance practices and standard director evaluation process.

The Merger Agreement contains customary covenants from Northwest and Penns Woods, including, among others, covenants relating to: (1) Penns Woods’ obligations to facilitate its shareholders’ consideration of, and voting upon, the Merger Agreement and the transactions contemplated thereby; (2) the recommendation by the board of directors of Penns Woods in favor of the approval by its shareholders of the Merger Agreement and the transactions contemplated thereby; and (3) Penns Woods’ non-solicitation obligations relating to alternative business combination transactions.

The Merger is expected to close in the third quarter of 2025, pending satisfaction of various closing conditions, including: (i) the receipt of Penns Woods’ shareholders adoption and approvals; (ii) authorization for listing on the NASDAQ of the Northwest Common Stock to be issued in the Merger; (iii) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board and the Pennsylvania Department of Banking and Securities; (iv) effectiveness of the registration statement on Form S-4 for the Northwest Common Stock to be issued in the Merger; (v) the absence of any order, injunction or other legal restraint preventing or making illegal the completion of the Merger or any of the other transactions contemplated by the Merger Agreement. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including: (a) subject to certain qualifications, the accuracy of certain representations and warranties of Penns Woods, in the case of Northwest, and of Northwest, in the case of Penns Woods; and (b) performance in all material respects by Penns Woods, in the case of Northwest, and by Northwest, in the case of Penns Woods, of the obligations under the Merger Agreement. The Merger Agreement contains certain termination rights for both Northwest and Penns Woods, and further provides that, upon termination of the Merger Agreement under specified circumstances, Penns Woods may be required to pay a termination fee to Northwest of $10 million.

In connection with entering into the Merger Agreement, Northwest entered into customary support agreements with all of the members of Penns Woods’ board of directors in their capacities as shareholders of Penns Woods. Subject to the terms and conditions and non-termination of the support agreements, each such shareholder agreed, among other things, to vote all of the shares of Penns Woods Common Stock beneficially owned by such individuals in favor of the Merger.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any further financial information about Northwest or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified that confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Northwest, Penns Woods or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in public disclosures by Northwest.

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Penns Woods, Northwest, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of Penns Woods and a prospectus of Northwest, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of Penns Woods and Northwest make with the Securities and Exchange Commission (“SEC”).

Additional Information About the Merger

In connection with the proposed transaction, Northwest will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) to register the shares of Northwest’s common stock to be issued to the shareholders of Penns Woods. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Penns Woods in advance of the special meeting of shareholders that will be held to consider the proposed merger. PENNS WOODS INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT NORTHWEST, PENNS WOODS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to Northwest Bancshares, Inc., 3 Easton Oval Street, Suite 500, Columbus, Ohio 43219, Attn: Investor Relations.

Northwest and Penns Woods and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Penns Woods in connection with the proposed merger. Information about the directors and executive officers of Northwest is set forth in the proxy statement for Northwest’s 2024 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 8, 2024. Information about the directors and executive officers of Penns Woods is set forth in the proxy statement for Penns Woods’ 2024 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 26, 2024. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the Merger between Northwest and Penns Woods, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of Northwest’s and Penns Woods’ Annual Report on Form 10-K for the year ended December 31, 2023, as well as their other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Northwest and Penns Woods with the SEC, risks and uncertainties for Northwest, Penns Woods and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Penns Woods operations with those of Northwest will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the inability to complete the merger due to the failure of Penns Woods’ shareholders to adopt the Merger Agreement; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management's attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on Northwest’s, Penns Woods’ or the combined company’s respective customer and employee relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by Northwest’s issuance of additional shares of Northwest Common Stock in connection with the Merger; results of operations and financial condition of Northwest, Penns Woods and the combined company; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this communication are made as of the date hereof and are based on information available at that time. Except as required by law, neither Northwest nor Penns Woods assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Item 9.01    Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Northwest Bancshares, Inc. and Penns Woods Bancorp, Inc. dated December 16, 2024.*
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K but Northwest Bancshares, Inc. will provide them to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

Date:	December 20, 2024	By:	/s/ Douglas M. Schosser
Douglas M. Schosser
Chief Financial Officer